THE PACIFIC CORPORATE GROUP

PRIVATE EQUITY FUND

Interim Report

December 31, 2013

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED BALANCE SHEET (Unaudited)

December 31, 2013

Assets

Portfolio investments, at fair value (cost of $14,235,233)	$2,463,517
Short-term investments, at fair value (cost of $548,202)	548,202
Cash	1,085,747
Deferred compensation plan assets, at fair value	638,352
Due from affiliates	71,048
Prepaid expenses and other assets	26,061
Other receivable - foreign withholding tax	8,068
Accrued interest receivable	24

Total Assets	$4,841,019

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$638,352
Deferred tax liability	47,879
Distributions payable	217,019
Accounts payable and accrued expenses:
Audit and tax	79,250
Legal	40,473
Other	45,751
Total liabilities	1,068,724

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	17,566
Beneficial Shareholders (108,159.8075 shares)	3,754,729
Total Shareholders’ Equity (net asset value)	3,772,295

Total Liabilities and Shareholders’ Equity	$4,841,019

Net Asset Value per Share of Beneficial Interest	$34.71

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited),

For the Nine Months Ended December 31, 2013

Investment Income and Expenses

Income:
Interest from cash and short-term investments	$2,796
Total income	2,796

Expenses:
Administrative fees	100,327
Legal fees	74,205
Audit and tax fees	69,205
Independent Trustees fees	50,581
Management fee	48,160
Insurance expense	25,086
Other expenses	26,858
Total expenses	394,422

Net investment loss	(391,626)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized depreciation of Indirect Investments	5,282,279
Realized gain on distributions from Indirect Investments	339,017
Realized loss from write-off of Indirect Investments	(5,206,701)
Net change in Shareholders’ Equity from Indirect Investments	414,595

Change in unrealized appreciation of Direct Investment	(1,579,204)
Realized gain from Direct Investment	2,638,075
Net change in Shareholders’ Equity from Direct Investment	1,058,871

Net change in Shareholders’ Equity from Portfolio Investments before tax	1,473,466

Provision for income tax benefit	4,472

Net change in Shareholders’ Equity from Portfolio Investments after tax	1,477,938

Net Increase in Shareholders’ Equity from Operations	$1,086,312

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited),

For the Nine Month Ended December 31, 2013

	Adviser Trustee	Beneficial Shareholders
			Total

Shareholders’ Equity as of April 1, 2013	$263,901	$9,754,941	$10,018,842

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment loss	(1,802)	(389,824)	(391,626)
Realized gain from investments - net	(383,630)	(2,613,240)	(2,229,610)
Change in unrealized depreciation
on investments - net	(218,082)	3,921,158	3,703,076
Provision for income tax benefit	21	4,451	4,472

Net increase in Shareholders’ Equity
from operations	163,767	922,545	1,806,312

Distributions to Shareholders:
Return of capital distributions	(20,528)	(4,440,548)	(4,461,076)
Realized gain distributions	(389,574)	(2,482,209)	(2,871,783)

Net Decrease in Shareholders’ Equity	(246,335)	(6,000,212)	(6,246,547)
Shareholders’ Equity as of December 31, 2013 (A)	$17,566	$3,754,729(B)	$3,772,295

(A)	Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B)

The net asset value per share of beneficial interest was $34.71 as of December 31, 2013.  Additionally, from February 9, 1998 (commencement of operations) through December 31, 2013, the Trust made cash distributions to Beneficial Shareholders totaling $1,264 per share of beneficial interest.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)

For the Nine Months Ended December 31, 2013

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$1,086,312

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Realized loss from write-off of Indirect Investments	5,206,701
Realized gain on distributions from Indirect Investments	(339,017)
Change in net unrealized depreciation of Indirect Investments	(5,282,279)
Distributions received from Indirect Investments	2,680,104
Realized gain from Direct Investments	(2,638,075)
Change in net unrealized appreciation of Direct Investments	1,579,204
Proceeds from the sale of Direct Investments	4,501,775
Decrease in short-term investment	472,426
Increase in deferred compensation plan assets, at fair value	(62,628)
Increase in due from affiliates	(37,265)
Decrease in prepaid expenses and other assets	18,284
Decrease in accrued interest receivable	37
Increase in deferred compensation plan - due to Independent Trustees	62,628
Decrease in deferred tax liability	(4,472)
Increase in distributions payable	217,019
Decrease in accounts payable and accrued expenses	(91,492)
Net cash provided by operating activities	7,369,262

Cash Flows From Financing Activities

Distributions to shareholders	(7,332,859)
Net cash used in financing activities	(7,332,859)

Increase in cash	36,403
Cash at beginning of year	1,049,344

Cash at End of Period	$1,085,747

The accompanying notes are an integral part of these consolidated financial statements

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)

As of December 31, 2013

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	$1,383,827	$1,029,585	27.30%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	1,183,011	51,184	1.36%
Consumer Discretionary Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		2,566,838	1,080,769	28.66%

Large Corporate Restructuring:

Apollo Investment Fund IV, L.P.	USA	119,837	51,356	1.36%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	2,905,221	187,595	4.97%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		3,025,058	238,951	6.33%

Medium Corporate Restructuring:

Fenway Partners Capital Fund II, L.P.	USA	2,812,966	795,924	21.10%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Total Medium Corporate Restructuring		2,812,966	795,924	21.10%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)

As of December 31, 2013

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity

Sector Focused:
Providence Equity Partners III, L.P.	USA	1,526,849	57,796	1.53%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,092,339	280,285	7.43%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		2,619,188	338,081	8.96%

Venture Capital:

Sprout Capital VIII, L.P.	Middle East	3,211,183	9,792	0.26%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		3,211,183	9,792	0.26%

Total Indirect Investments		14,235,233	2,463,517	65.31%

Total Portfolio Investments		$14,235,233	$2,463,517	65.31%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued

As of December 31, 2013

(A)

The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

(B)	In August, September, and December 2013, the Trust received liquidating distributions totaling $2,012,345 from Aurora Equity Partners II, L.P., resulting in a realized gain to the Trust of $316,565.

(C)	In July 2013, the Trust sold its remaining stock in ADCO Gobal, Inc. for $4,501,775, resulting in a realized gain of $2,638,075.

(D)	In May 2013, the Trust received a final liquidating distribution of $5,727 from Atlas Venture Fund IV, L.P., resulting in a realized loss to the Trust of $1,190,053.

(E)	In August 2013, the Trust received a final liquidating distribution of $303,134 from Sentinel Capital Partners II, L.P., resulting in a realized loss to the Trust of $1,094,678.

(F)	In December 2013, the Trust received a final liquidating distribution of $137,429 from Alta California Partners II, L.P., resulting in a realized loss to the Trust of $2,921,970.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

For the Nine Months Ended December 31, 2013

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the nine months ended December 31, 2013.

Operating Performance Per
Share of Beneficial Interest:	2014

Net asset value, beginning of period	$90.19

Net investment loss	(3.61)
Net change in net assets from
Portfolio Investments	12.13

Net increase in net assets from operations	8.52

Cash distributions:
Return of capital	(41.06)
Gain	(22.94)
Total cash distributions	(64.00)

Net asset value, end of period	$34.71

Total investment return	12.61%

Ratios to Average Net Assets:

Expenses	6.01%

Net investment loss(A)	(5.90%)

Ratio of expenses and provision
for income taxes (A)	5.94%

Supplemental Data:

Net assets, end of period	$ 3,754,729

Portfolio turnover	0.00%

(A)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

1.

Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust. The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”). The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust. The Taxable Subsidiary is subject to corporate federal, state and local income tax. Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis. The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s original scheduled termination date was December 31, 2009, which was previously extended until December 31, 2012. Beginning January 1, 2013 the Trust entered into liquidation.

2.

Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $2,463,517 as of December 31, 2013, representing 50.89% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees. In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments. The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position. The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee. In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.

Summary of Significant Accounting Policies, continued

Indirect Investments - As of December 31, 2013, the Trust had investments in 8 underlying funds, which are denoted as Indirect Investments on the consolidated schedule of portfolio investments. The Trust’s investment in any one fund ranged from 0.26% to 27.30% of the Trust’s net assets as of December 31, 2013 and in aggregate, represented 65.31% of the net assets of the Trust. Due to the limited liquidity of the Trust’s Indirect Investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material. The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with generally accepted accounting principles (“GAAP”) or other authoritative guidance.

The fair value of the Trust’s securities received from Indirect Investments are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value). Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

As of December 31, 2013, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.

Summary of Significant Accounting Policies, continued

Recent Accounting Developments - In January 2013, the FASB issued ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which clarifies the types of instruments and transactions that are subject to the offsetting disclosure requirements established by ASU 2011-11. Entities are required to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a netting arrangement. The objective of these disclosures is to facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. Entities would also provide the disclosures retrospectively for all comparative periods presented. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. This pronouncement did not have a significant impact on the Trust’s consolidated financial statements.

In June 2013, the FASB issued ASU 2013-08 “Financial Services – Investment Companies”, which implements a two-tiered approach to determining whether an entity is an investment company. As an entity regulated under the Investment Company Act of 1940, the Trust is an investment company under this guidance. Disclosures regarding the fact that the entity is an investment company and is applying the guidance in ASC Topic 946 and information about financial support provided or contractually required to be provided by an investment company to any of its investees will be required. The disclosure requirements are effective for annual reporting periods beginning on or after December 15, 2013, and interim periods within those annual periods. The Adviser Trustee is currently evaluating the impact on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)

covenant breaches by the relevant company or investment fund;

(ii)

departures of key members of management;

(iii)

bankruptcy or restructuring of the company or investment fund;

(iv)

an investment has been valued below cost for one year or longer; or

(v)

investments that are the subject of write-downs of value during the current quarter.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.

Summary of Significant Accounting Policies, continued

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes. However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax. Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carry forwards, using applicable enacted tax rates.

During the nine months ended December 31, 2013, the Trust recorded a provision for income taxes of $4,472 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary. The income tax provision is comprised of a federal deferred tax benefit of $4,472.

The tax effects of temporary differences that give rise to the deferred tax liability as of December 31, 2013 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

The Trust recognizes in its consolidated financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized. No positions were noted that required disclosure or adjustment to the consolidated financial statements for the nine months ended December 31, 2013.

Short-term Investments - The Trust considers its money market investment held at a broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured by the Federal Deposit Insured Corporation (“FDIC”). The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

3.

Portfolio Investments

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit. The Trust’s investments in the underlying funds are subject to the market and credit risk of those financial instruments held or sold short by the fund. The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade. Potential losses incurred in the underlying portfolio’s more concentrated positions could have a materially adverse effect on the underlying fund’s overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund’s portfolio would be heightened if the underlying fund had concentrated its assets in such a position.

The management agreements of the portfolio investments provide for compensation to the managers in the form of fees ranging from 0.0% - 2.0% annually of net assets and performance incentive fees ranging from 20% to 25% of net profits earned.

The following table summarizes the Trust’s Indirect Investments which represent greater than 5% of Shareholders’ Equity of the Trust as of December 31, 2013.

	% of Shareholders’ Equity	Fair Value	Loss For the Three Months Ended June 30, 2013	Fees		Redemptions Permitted	Unfunded Commitment
Portfolio Investments				Management	Incentive

CVC European Equity Partners II L.P.	27.30%	1,029,585	-	1.5%	20.0%	None	586,460
Fenway Partners Capital Fund II, L.P.	21.10%	795,924	-	1.8%	20.0%	None	77,445

At December 31, 2013, the Trust did not own, indirectly through its portfolio investments, a proportionate share of an investment with a fair value exceeding 5% of the Shareholders’ Equity.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

4.

Fair Value of Portfolio Investments

In accordance with ASC 820-10, Fair Value Measurements (“ASC 820-10”), fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•

Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly. These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example, interest rate and yield curves, volatilities, prepayment speeds and credit risks, among others. These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•

Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available. Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment. These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

4.

Fair Value of Portfolio Investments, continued

The following is a table of the inputs used as of December 31, 2013 in valuing the Trust’s investments carried at fair value:

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$548,202	$-	$-	$548,202
Deferred compensation plan assets	638,352	-	-	638,352

Portfolio Investments:
International	-	-	1,080,769	1,123,774
Large Corporate Restructuring	-	-	238,951	238,951
Medium Corporate Restructuring	-	-	795,924	795,924
Sector Focused	-	-	338,081	338,081
Venture Capital	-	-	9,792	8,878
Total Portfolio Investments	-	-	2,463,517	2,463,517

Total Valuation Inputs	$1,186,554	$-	$2,463,517	$3,650,071

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Manufacturing	International	Large Corporate Restructuring	Medium Corporate Restructuring	Sector Focused	Small Corporate Restructuring	Venture Capital	Total

Balance as of April 1, 2013	$ 3,442,904	$848,162	$209,449	$2,897,883	$319,667	$297,609	$156,256	$8,171,930
Realized gain/loss	2,638,075	-	21,575	316,565	877	(1,094,678)	(4,112,023)	(2,229,609)
Unrealized appreciation/
depreciation	(1,579,204)	262,728	43,916	(251,697)	18,414	1,100,203	4,108,715	3,703,075
Distributions	(4,501,775)	(30,121)	(35,989)	(2,166,827)	(877)	(303,134)	(143,156)	(7,181,879)
Transfers into Level 3	-	-	-	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-	-	-	-
Balance as of December 31, 2013	$ -	$1,080,769	$238,951	$795,924	$338,081	$-	$9,792	$2,463,517

Net change in unrealized
appreciation/depreciation
from investments still held
as of December 31, 2013	$ -	$262,728	$43,916	$(136,638)	$18,414	$-	$914	$189,334

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

5.

Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the Indirect Investments are not registered under the Investment Company Act of 1940 and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverages that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Indirect Investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Indirect Investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested. An investment in the Trust represents an Indirect Investment in the securities owned by the underlying funds. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. An investment in the Trust at any point in time may be worth less than the original investment. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Federal Income Tax - The following is computed on a tax basis as of December 31, 2013:

Cost of portfolio investments	$ 14,235,233

Gross unrealized appreciation	$ 7,815,783
Gross unrealized depreciation	(19,587,499)

Net unrealized depreciation	$ (11,771,716)

6.

Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.

Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”. For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments. The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

7.

Allocation of Net Income and Net Loss, continued

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.

Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter. The Fee Base as of September 30, 2013, which was used to calculate the management fee for the quarter ended December 31, 2013, was $5,123,543. The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust. No such reductions of management fees occurred during the nine months ended December 31, 2013.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee. As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust. Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.

Investment Commitments

As of December 31, 2013, the Trust had unfunded investment commitments of approximately $1.13 million.

10.

Cash Distributions

Cumulative distributions made from inception of the Trust through December 31, 2013 total $137,724,628, of which the Beneficial Shareholders received $136,714,526, or $1,264.00 per share and the Adviser Trustee received $1,010,102.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

1.

Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower Post Office Box 181978 Coronado, CA 92178 Age 56	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) Post Office Box 181978 Coronado, CA 92178 Age 67	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) Post Office Box 181978 Coronado, CA 92178 Age 82	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Forward Funds, PG&E NFDC Trust

(1)

Dr. Shapiro is the Chairman of the Audit Committee.

(2)

Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.

Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Mr. Christopher J. Bower, President, Treasurer and Secretary/Principal Financial Officer, at (619) 522-0100 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2013).

The Trust’s proxy voting record is available without charge by contacting Mr. Christopher J. Bower, President, Treasurer and Secretary/Principal Financial Officer, at (619) 522-0100 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2013).

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND

SUPPLEMENTAL INFORMATION (Unaudited), ended

3.

Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods. The Trust’s Form N-Q is available, without charge, by contacting Mr. Christopher J. Bower, President, Treasurer and Secretary/Principal Financial Officer, at (619) 522-0100 and on the Commission’s website at http://www.sec.gov. Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330

The Pacific Corporate Group

Private Equity Fund

Post Office Box 181978

Coronado, CA 92178